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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 18, 2001
                 Date of earliest event reported: June 18, 2001


                                     AVIRON
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


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
      0-20815                                            77-0309686
(Commission File No.)                          (IRS Employer Identification No.)

                             297 N. BERNARDO AVENUE
                         MOUNTAIN VIEW CALIFORNIA 94043
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 919-6500



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ITEM 5. OTHER EVENTS.

     On June 18, 2001, Aviron issued a press release announcing that it is calling for redemption on July 18, 2001, all of its outstanding 5 3/4 percent
Convertible Subordinated Notes due 2005. A copy of the press release is attached as an exhibit hereto and incorporated by reference herein in its entirety.


ITEM 7. EXHIBITS.
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
Exhibit 99.1     Press Release, dated June 18, 2001, entitled "Aviron announces redemption of 5 3/4 percent Convertible Subordinated Notes due 2005"
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.




                                    AVIRON

Dated:  June 18, 2001               By: /s/ C. Boyd Clarke
                                        --------------------------------------
                                        C. Boyd Clarke
                                        Chairman, President and Chief Executive
                                         Officer

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                                INDEX TO EXHIBITS
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
Exhibit 99.1     Press Release, dated June 18, 2001, entitled "Aviron announces redemption of 5 3/4 percent Convertible Subordinated Notes due 2005"

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